                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 1, 2003


                             TROVER SOLUTIONS, INC.
               (Exact name of registrant as specified in charter)


        DELAWARE                  0-22585                61-1141758
     (State or other      (Commission File Number)      (IRS Employer
     jurisdiction of                                 Identification No.)
     incorporation)


          1600 WATTERSON TOWER, LOUISVILLE, KENTUCKY             40218
             (Address of principal executive offices)         (Zip  Code)

(Registrant's telephone number, including area code):    (502) 454-1340


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS.

            On August 1, 2003, Trover Solutions, Inc. issued a press release (the "Press Release") announcing that a Special Committee of the Board of Directors had been formed to evaluate the strategic alternatives available to the Company. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)    Exhibits

            Exhibit No.

            99.1 Text of Press Release of Trover Solutions, Inc., dated August 1, 2003.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 7, 2003

                                    Trover Solutions, Inc.


                                    By: /s/ Douglas R. Sharps
                                        ----------------------------------
                                        Douglas R. Sharps
                                        Executive Vice President and Chief
                                        Financial Officer